UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2010

MASS PETROLEUM INC.

(Exact name of registrant as specified in charter)

Nevada	000-53447	20-5893809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 507 – 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

(604) 688-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2010, Mass Petroleum Inc. (the “Company”) entered into a non-binding Letter of Intent with JKA Ventures Corp. (“JKA”) whereby the Company will purchase JKA’s working interest in the Walnut, Southeast Field in Crawford County, Kansas.  The preliminary terms are that the Company will acquire 100% of JKA’s working interest for a total price of US $800,000, with a 10% deposit payable at the completion of the Company’s due diligence.  The transaction is scheduled to close by September 1, 20010 but is subject to the Company’s due diligence investigation and also the negotiation of a final, formal contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS PETROLEUM INC.

Date: July 22, 2010	By: /s/ Jordan Shapiro
Jordan Shapiro, Director